UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2016

SOUTHWEST GAS CORPORATION
(Exact name of registrant as specified in its charter)

California	1-7850	88-0085720
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

5241 Spring Mountain Road
Post Office Box 98510
Las Vegas, Nevada		89193-8510
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Southwest Gas Corporation (the “Company”) was held on May 4, 2016.  Holders of approximately 43,394,696 shares of common stock were represented in person or by proxy.  The Company’s shareholders (i) elected each of the persons listed below to serve as a director of the Company for a term that will continue until the next annual meeting of shareholders or until his or her successor has been duly elected and qualified or the director’s earlier resignation, death, or removal, (ii) amended and reapproved the Company’s Restricted Stock/Unit Plan, (iii) approved an amendment to the Company’s Bylaws to reduce the upper and lower limits of the range of required directors, (iv) approved the advisory vote on named executive officer compensation, and (v) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2016.  The following tables present the final results of voting on each of the matters submitted to a vote at the Annual Meeting of Shareholders:

Proposal 1.  The election of eleven (11) directors.

Name	For	Withheld	Broker Non-votes
Robert L. Boughner	39,805,073	350,122	3,239,501
José A. Cárdenas	39,820,713	334,482	3,239,501
Thomas E. Chestnut	39,771,968	383,227	3,239,501
Stephen C. Comer	39,825,630	329,565	3,239,501
LeRoy C. Hanneman, Jr.	39,801,747	353,448	3,239,501
John P. Hester	39,775,318	379,877	3,239,501
Anne L. Mariucci	39,831,575	323,620	3,239,501
Michael J. Melarkey	39,703,076	452,119	3,239,501
A. Randall Thoman	39,833,229	321,966	3,239,501
Thomas A. Thomas	39,803,596	351,599	3,239,501
Terrence L. Wright	39,701,747	453,448	3,239,501

Proposal 2.  Amendment and reapproval of Restricted Stock/Unit Plan.

For	Against	Abstain	Broker Non-votes
39,090,199	773,716	291,280	3,239,501

Proposal 3.  Bylaw amendment to reduce the upper and lower limits of the range of required directors.

For	Against	Abstain	Broker Non-votes
39,632,891	298,045	224,259	3,239,501

Proposal 4.  Advisory vote to approve the Company’s executive compensation.
For	Against	Abstain	Broker Non-votes
39,066,407	775,441	313,347	3,239,501

Proposal 5.  The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for fiscal year 2016.
For	Against	Abstain
42,795,453	396,139	203,104

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3(ii)	Amended Bylaws of Southwest Gas Corporation. Incorporated herein by reference to Exhibit 3(ii) to Form 10-Q for the quarter ended March 31, 2016, File No. 1-07850.
10.1	Southwest Gas Corporation Restricted Stock/Unit Plan, as amended and restated. Incorporated herein by reference to Appendix A to the Proxy Statement dated March 31, 2016, File No. 1-07850.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS CORPORATION

Date: May 10, 2016
/s/ GREGORY J. PETERSON
Gregory J. Peterson
Vice President/Controller and
Chief Accounting Officer